JOHNSON MUTUAL FUNDS TRUST

JIC Institutional Bond Fund I

JIC Institutional Bond Fund II

JIC Institutional Bond Fund III

Supplement Dated August 27, 2014

To

Prospectus Dated May 1, 2014

The following material supplements the Prospectus dated May 1, 2014 for the Johnson Mutual Funds Trust as it relates to minimum initial investments for the JIC Institutional Bond Fund I, JIC Institutional Bond Fund II and JIC Institutional Bond Fund III.

The following paragraph replaces the “Purchase or Sale of Fund Shares” section on pages 2, 4 and 6 of the Summary Prospectus section of the Full Prospectus:”

Purchase or Sale of Fund Shares: Shares may be purchased or redeemed at the Fund’s net asset value (NAV) next determined after receipt of your order, by check, wire, electronic bank transfer or exchange. The minimum initial investment for the Fund is $1,000,000. The minimum for additional purchases is $100. The Adviser may, in its sole discretion, waive these minimums for existing clients of the Adviser and other related parties, as well as in certain other circumstances. You may buy or sell shares on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including holidays. Purchases and redemptions can be made through the Fund’s Transfer Agent, Johnson Financial, Inc., 3777 West Fork Road, Cincinnati, OH 45247. You may contact the Transfer Agent at 800-541-0170 for information about how to purchase or redeem Fund shares by wire, electronic bank transfer or exchange.